Keystone Capital Preservation and Income Fund
Seeks a high level of current income consistent with low volatility of principal.

Dear Shareholder:

We are pleased to report on the activities of Keystone Capital Preservation and Income Fund for the fiscal year which ended September 30, 1996. Following our letter to you we have included a discussion with your Fund manager and complete financial information.

Performance

Your Fund provided the following total returns, which include income and price changes, for the twelve-month period ended September 30, 1996.

  Class A shares returned 6.56%.

  Class B shares returned 5.90%.

  Class C shares returned 5.91%.

  The six-month U.S. Treasury bill, a benchmark for short-term income-oriented obligations, returned 5.25% for the same twelve-month period.

  Keystone Capital Preservation and Income Fund's excellent performance was achieved during a difficult environment for bond investors. Short-term interest rates rose during the period resulting in generally higher yields for fund shareholders than at the beginning of the fiscal period. The adjusting feature of adjustable-rate mortgage securities (ARMS) helped to minimize the effects of price declines which were experienced by investors who held fixed-rate investments.

  We believe your Fund performed as intended, exhibiting a relatively high degree of stability in an unusually volatile environment for bond investors. Evidence of your Fund's solid performance was reported by Morningstar which assigned Keystone Capital Preservation and Income Fund Class C shares (four stars)--its second highest rating--for the Fund's risk-adjusted performance among 1506 fixed-income funds as of September 30, 1996.(1) We attribute these results to our conservative investment strategy and careful security selection process.

  Your Fund invests primarily in adjustable-rate mortgage securities (ARMS) and fixed-rate mortgage-backed and U.S. government and agency securities. We consider geographic diversification, mortgage rate adjustment dates, as well as our interest rate outlook in selecting securities for the portfolio. We did not invest in any derivative securities during the twelve-month reporting period.

Investment environment

Bond investors experienced varying investment climates during the period, resulting in higher yields and lower bond prices for many investors. The bond market rally of 1995 reversed course with the appearance of stronger than expected employment reports in the first quarter of 1996. Concerned that this strength would stimulate robust economic activity and future inflation, investors pushed interest rates higher in the first quarter of 1996, and prices declined.

                                --continued--

(1)Source: Morningstar, Inc. Morningstar's proprietary ratings reflect the Fund's historical risk-adjusted performance as of September 30, 1996. Ratings are subject to change monthly. They are calculated based on the Fund's 1-, 3-, 5- and 10-year average annual return in excess or below the 90-day Treasury bill return. Ratings are not adjusted for sales charges, but are adjusted for other fees. The top 10% of the funds in an investment category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. In the fixed-income category, Class C shares received a 5-star rating for the 1-year and a 3-star rating for the 3-year periods. Class C was not rated for the five- or ten-year periods because it does not have a five- or ten-year performance record. There were 1506 funds in the 1-year category, 948 funds in the 3-year category, and 500 funds in the 5-year category. Past performance is no guarantee of future results.

Keystone Capital Preservation and Income Fund

  By late summer, news of slower growth was evident among some economic statistics. This helped rates to retreat as relieved investors believed that inflation remained well-contained. Investors were still cautious, but became more confident that economic activity and inflation would continue to be manageable. We believe these developments helped to reduce price volatility in the fixed-income market.

  In the months ahead, we anticipate slower economic growth and continued low inflation. We believe this type of environment should bode well for fixed-income investors, enabling bonds to provide positive performance though the beginning of 1997.

A place for safety and liquidity

We believe the environment experienced by fixed-income investors over the past twelve months demonstrates the value of investing in adjustable-rate mortgage securities. Keystone Capital Preservation and Income Fund is designed to provide investors with attractive income, as well as safety and liquidity. These characteristics can be particularly critical during periods of market uncertainty. We believe your Fund is an excellent choice for investors seeking long-term stability and current income. The Fund also is well-suited to serve as the liquid portion of a balanced investment portfolio.

Keystone to be acquired by First Union Corporation

We are pleased to inform you that Keystone has agreed to be acquired by First Union Corporation. The acquisition is subject to a number of conditions, including approvals of investment advisory agreements with Keystone by fund shareholders. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $140 billion. First Union, through its wholly-owned subsidiary Evergreen Asset Management Corp., manages more than $16 billion in 36 mutual funds. Keystone will remain a separate entity after its acquisition and will continue to provide investment advisory and management services to the Fund. We believe First Union's acquisition of Keystone should strengthen the investment management services we provide to you.

  We appreciate your continued support of Keystone Capital Preservation and Income Fund. If you have any questions or comments about your Fund, we encourage you to write to us.

Sincerely,

/s/ Albert H. Elfner, III

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/ George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds

November 1996

                        (Elfner photograph)               (Bissell photograph)

                         Albert H. Elfner, III             George S. Bissell

A Discussion With
Your Fund Manager

(Photograph of Christopher P. Conkey)

Christopher P. Conkey is portfolio manager of your Fund and heads Keystone's high grade bond team. A Chartered Financial Analyst, Mr. Conkey has 13 years of experience managing fixed-income investments. He holds a BA in economics from Clark University and an MBA in finance from Boston University. Together with analysts David J. Bowers and Gary E. Pzegeo the team evaluates credit quality and the economic environment in selecting securities for your Fund.

Q What was the investment environment like over the past twelve months?

A For most bond investors, the twelve-month period which ended September 30, 1996 was a challenging environment, as rising interest rates caused prices of fixed-rate bonds to fall. Adjustable-rate mortgage securities (ARMS) performed relatively well because of their short effective maturities and the adjusting component of the securities.

  Sharply changing market conditions characterized the fixed-income market. Through the end of 1995, interest rates fell as the Federal Reserve Board pursued a policy of lowering interest rates. This was based on an outlook for slow economic growth, low inflation and a reduction in the federal budget deficit. In early 1996, however, interest rates reversed course as there were signs of strong growth in employment, and heightened consumer activity and housing starts. Investors were concerned that this strength could be a precursor to future inflation, resulting in higher interest rates.
 Since mid-year, investors have focused on the moderating growth that has taken place in parts of the economy. This has helped to offset reports of strengthening employment. Though investors are keeping an eye on potential wage inflation, inflation in general has been well-contained. The recent reports have given investors greater confidence that economic growth and inflation will continue to be manageable. We believe this perception has reduced some of the bond market's price volatility.

Q How did you structure the Fund in light of the changing interest rate environment?

A We lowered the Fund's holdings in ARMS from 92% of net assets on September 30, 1995 to 84% as of September 30, 1996. The proceeds were reinvested in U.S. Treasury securities, which rose from 2% of net assets to 11% over the same time span. The remainder of the Fund's assets were invested in fixed-rate mortgages and cash equivalents.

Fund Profile
Objective: Seeks a high level of current income consistent with low volatility of principal primarily from adjustable-rate mortgage securities
(ARMS).
Commencement of investment operations: July 1, 1991
Average maturity: 4 years
Average quality: AAA
Net assets: $71 million
Newspaper listing: "CapPre"

Keystone Capital Preservation and Income Fund

Yields on 6-Month Treasury Bills

[line chart]

Yield           September 30, 1991 to September 30, 1996

9/27/96         5.220
9/20/96         5.480
9/13/96         5.360
9/06/96         5.550
8/30/96         5.470
8/23/96         5.300
8/16/96         5.300
8/09/96         5.300
8/02/96         5.300
7/26/96         5.500
7/19/96         5.480
7/12/96         5.500
7/05/96         5.580
6/28/96         5.350
6/21/96         5.460
6/14/96         5.460
6/07/96         5.510
5/31/96         5.340
5/24/96         5.310
5/17/96         5.310
5/10/96         5.290
5/03/96         5.320
4/26/96         5.210
4/19/96         5.220
4/12/96         5.250
4/05/96         5.230
3/29/96         5.180
3/22/96         5.120
3/15/96         5.220
3/08/96         5.180
3/01/96         4.920
2/23/96         4.960
2/16/96         4.870
2/09/96         4.880
2/02/96         4.910
1/26/96         5.080
1/19/96         5.030
1/12/96         5.150
1/05/96         5.190
12/29/95        5.190
12/22/95        5.280
12/15/95        5.330
12/08/95        5.400
12/01/95        5.300
11/24/95        5.400
11/17/95        5.370
11/10/95        5.510
11/03/95        5.460
10/27/95        5.500
10/20/95        5.530
10/13/95        5.520
10/06/95        5.550
9/29/95         5.530
9/22/95         5.490
9/15/95         5.480
9/08/95         5.540
9/01/95         5.490
8/25/95         5.560
8/18/95         5.680
8/11/95         5.670
8/04/95         5.610
7/28/95         5.580
7/21/95         5.660
7/14/95         5.580
7/07/95         5.470
6/30/95         5.550
6/23/95         5.580
6/16/95         5.670
6/09/95         5.820
6/02/95         5.520
5/26/95         5.850
5/19/95         5.920
5/12/95         5.930
5/05/95         5.810
4/28/95         6.050
4/21/95         5.940
4/14/95         5.950
4/07/95         6.060
3/31/95         6.090
3/24/95         6.070
3/17/95         6.120
3/10/95         6.180
3/03/95         6.190
2/24/95         6.160
2/17/95         6.240
2/10/95         6.380
2/03/95         6.330
1/27/95         6.390
1/20/95         6.480
1/13/95         6.360
1/06/95         6.600
12/30/94        6.490
12/23/94        6.480
12/16/94        6.500
12/09/94        6.440
12/02/94        6.370
11/25/94        5.970
11/18/94        6.030
11/11/94        5.900
11/04/94        5.850
10/28/94        5.650
10/21/94        5.660
10/14/94        5.460
10/07/94        5.530
9/30/94         5.410
9/23/94         5.400
9/16/94         5.210
9/09/94         5.130
9/02/94         5.020
8/26/94         5.040
8/19/94         5.110
8/12/94         5.070
8/05/94         5.070
7/29/94         4.840
7/22/94         4.930
7/15/94         4.840
7/08/94         5.010
7/01/94         4.810
6/24/94         4.750
6/17/94         4.640
6/10/94         4.680
6/03/94         4.690
5/27/94         4.800
5/20/94         4.680
5/13/94         4.830
5/06/94         4.790
4/29/94         4.420
4/22/94         4.330
4/15/94         4.120
4/08/94         4.080
4/01/94         3.900
3/25/94         3.900
3/18/94         3.940
3/11/94         3.890
3/04/94         3.840
2/25/94         3.700
2/18/94         3.570
2/11/94         3.490
2/04/94         3.460
1/28/94         3.180
1/21/94         3.190
1/14/94         3.210
1/07/94         3.240
12/31/93        3.280
12/24/93        3.270
12/17/93        3.300
12/10/93        3.320
12/03/93        3.350
11/26/93        3.340
11/19/93        3.360
11/12/93        3.330
11/05/93        3.340
10/29/93        3.260
10/22/93        3.230
10/15/93        3.160
10/08/93        3.140
10/01/93        3.090
9/24/93         3.130
9/17/93         3.150
9/10/93         3.130
9/03/93         3.100
8/27/93         3.180
8/20/93         3.170
8/13/93         3.190
8/06/93         3.260
7/30/93         3.260
7/23/93         3.320
7/16/93         3.200
7/09/93         3.180
7/02/93         3.130
6/25/93         3.260
6/18/93         3.260
6/11/93         3.260
6/04/93         3.370
5/28/93         3.300
5/21/93         3.180
5/14/93         3.130
5/07/93         3.040
4/30/93         3.050
4/23/93         3.000
4/16/93         3.040
4/09/93         3.080
4/02/93         3.070
3/26/93         3.110
3/19/93         3.140
3/12/93         3.160
3/05/93         3.170
2/26/93         3.120
2/19/93         3.090
2/12/93         3.160
2/05/93         3.130
1/29/93         3.140
1/22/93         3.130
1/15/93         3.150
1/08/93         3.280
1/01/93         3.360
12/25/92        3.390
12/18/92        3.410
12/11/92        3.490
12/04/92        3.450
11/27/92        3.560
11/20/92        3.510
11/13/92        3.450
11/06/92        3.380
10/30/92        3.300
10/23/92        3.280
10/16/92        3.110
10/09/92        3.050
10/02/92        2.880
9/25/92         2.950
9/18/92         2.990
9/11/92         3.050
9/04/92         3.050
8/28/92         3.320
8/21/92         3.260
8/14/92         3.220
8/07/92         3.260
7/31/92         3.340
7/24/92         3.320
7/17/92         3.280
7/10/92         3.340
7/03/92         3.410
6/26/92         3.820
6/19/92         3.890
6/12/92         3.840
6/05/92         3.910
5/29/92         3.950
5/22/92         3.890
5/15/92         3.820
5/08/92         3.840
5/01/92         3.890
4/24/92         3.910
4/17/92         3.880
4/10/92         3.890
4/03/92         4.180
3/27/92         4.280
3/20/92         4.370
3/13/92         4.350
3/06/92         4.280
2/28/92         4.120
2/21/92         4.180
2/14/92         4.010
2/07/92         3.890
1/31/92         4.050
1/24/92         4.050
1/17/92         4.010
1/10/92         3.970
1/03/92         4.010
12/27/91        3.890
12/20/91        3.830
12/13/91        4.180
12/06/91        4.230
11/29/91        4.400
11/22/91        4.510
11/15/91        4.600
11/08/91        4.690
11/01/91        4.780


The benchmark six-month (182-day) Treasury bill began the period with a yield of 5.53% on September 30, 1995. Yields declined to a low of 4.83% on February 13, 1996 and then rose, peaking at 5.58% on September 5. The six-month Treasury bill closed the period with a yield of 5.28% on September 30, 1996.

Source: Fact Set

Q Why did you make these changes?

A Our interest rate outlook played a major role in structuring the portfolio. As interest rates rose, we reduced the portion of the Fund invested in ARMS and increased holdings in U.S. Treasuries with short- and intermediate-term maturities. This enabled the Fund to lock in higher yields while lowering prepayment risk. Prepayment risk is the possibility that a mortgage holder will make additional payments to reduce his/her mortgage principal. Prepayments lower the outstanding balance of the security and reduce the corresponding income that otherwise would be earned by the portfolio. U.S. Treasury securities carry no risk of prepayment and yields are locked in until the security reaches its maturity date.

Q Turning to the ongoing nature of the Fund, in what do you invest?

A The Fund invests primarily in adjustable-rate mortgage securities (ARMS). It can also invest in selected fixed-rate mortgages and U.S. Treasury and agency securities.

Q What are the different types of ARMS?

A There are conventional ARMS which include ARMS issued by the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). There are also ARMS issued by the Government National Mortgage Association ("Ginnie Maes") which are guaranteed as to principal and interest; and whole loan ARMS, which are not guaranteed by the U.S. government. We only invest in conventional, Ginnie Mae, Fannie Mae, and Freddie Mac ARMS. We tend to emphasize Fannie Maes because their structure is a little more flexible than Ginnie Mae's. Fannie Mae's have a 2% rate cap, versus a 1% cap for Ginnie Mae's.

Q How do you manage the Fund?

A We seek to achieve a greater total return than other short-term alternatives, without incurring additional price volatility. We believe the Fund can serve as the liquid portion of an investor's portfolio and also as a safe-haven in an uncertain market environment. We believe the price volatility most recently endured by the bond market underscores the benefits of the Fund's emphasis on diversification, liquidity and income.

Q How do you determine which securities best fit the portfolio's objectives?

A The portfolio's investments undergo a careful selection process that includes a review of a security's geographic diversification, mortgage rate adjustment dates, and its fit with our interest rate outlook. We maintain high credit standards, investing only in those securities that are government guaranteed or issued by a U.S. government agency. We believe these factors have contributed to the Fund's price stability and liquidity.

Asset Allocation
as of September 30, 1996

[pie chart]

ARMS                               84.4%
Fixed-rate mortgage securities      3.1%
U.S. Treasury securities           11.1%
Other(2)                            1.4%

(as a percentage of net assets)

Q What is your outlook for this market over the next six months?

A We believe the economy will experience slower growth through the end of this year and into early 1997, although we do not expect a recession. Household debt has reached a level that we believe will cause consumers to curtail spending. Further, we

-----------------
(2)Includes repurchase agreement and other assets and liabilities.

anticipate that the higher interest rates we have seen this year should have a negative effect on other economic activity, such as housing.

  We expect inflation should continue to be well-contained, although there are some preliminary pressures for wage-inflation. A low inflation environment, combined with slower economic growth historically has provided a positive backdrop for the bond market. We think interest rates will continue to trade in a narrow range through 1997.

                                  [diamond]
                      This column is intended to answer
              questions about your Fund. If you have a question
                  you would like answered, please write to:
                   Keystone Investment Distributors Company
                 Attn: Shareholder Communications, 22nd Floor
            200 Berkeley Street, Boston, Massachusetts 02116-5034.

Keystone Capital Preservation and Income Fund

Your Fund's Performance

Growth of an investment in
Keystone Capital Preservation and Income Fund
Class B

[mountain chart]

In Thousands
         Initial Investment   Reinvested Distributions
7/91     10010                10068
         10060                10243
9/92     9880                 10623
         9910                 11065
9/94     9620                 11129
         9680                 11776
9/96     9750                 12470


Total Value: $12,470

A $10,000 investment in Keystone Capital Preservation and Income Fund Class B made on July 1, 1991 with all distributions reinvested was worth $12,470 on September 30, 1996. Past performance is no guarantee of future results.

Twelve-Month Performance as of September 30, 1996

                              Class A   Class B    Class C
Total returns*                  6.56%      5.90%      5.91%
Net asset value    9/30/95     $9.68      $9.68      $9.67
                   9/30/96     $9.74      $9.75      $9.74
Distributions                  $0.56      $0.49      $0.49
Capital gains                   None       None       None

* Before deducting sales charges.

Historical Record as of September 30, 1996

Cumulative total returns         Class A       Class B      Class C
Without sales charge
 1-year                              6.56%       5.90%         5.91%
 5-year                                --       21.75%           --
 Since inception                    13.33%      24.70%        16.43%
With sales charge
 1-year                              3.36%       2.90%         5.91%
 5-year                                --       21.75%          --
 Since inception                     9.93%      24.70%        16.43%
Average Annual Returns
 1-year                              3.36%       2.90%         5.91%
 5-year                                --        4.01%          --
 Since inception                     5.55%       4.29%         4.24%
Commencement of
operations                       12/30/94      7/1/91        2/1/93


  Class A share performance is reported after deducting the maximum front-end sales charge of 3%.

  Class B shares are sold without a front-end sales charge. Performance reflects the deduction of the maximum contingent deferred sales charge of 3% assuming shares were redeemed at the end of the period. If you have not redeemed, your return was greater than the figure listed.

  Class C shares are sold without a front-end sales charge. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
Performance for each Class may differ.

  Shareholders may exchange shares for another Keystone fund. The exchange fee is waived for individual investors who request an exchange through Keystone's Automated Response Line (KARL). Investors who exchange by calling or writing to Keystone directly are subject to a $10 exchange fee. The Fund reserves the right to change or terminate the exchange offer.

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone Capital Preservation & Income Fund Class B, 6-month Treasury Bills and the Consumer Price Index.

In Thousands                           July 1, 1991 through September 30, 1996

[3-line chart]

      Class B  6-month Treasury Bill (6 mo. T-Bill) Consumer Price Index (CPI)
      10000    10000                                10000
9/91  10243    10137                                10088
9/92  10623    10536                                10390
9/93  11065    10870                                10669
9/94  11129    11312                                10985
9/95  11776    10775                                11265
9/96  12470    11341                                11566


Average Annual Total Return

          1 Year    5 Year    Life of Class
Class A   3.36%     -         5.55%
Class B   2.90%     4.01%     4.29%
Class C   5.91%     -         4.24%

                                    Class B
                                    $12,470

                                      CPI
                                    $11,566

                                  6-mo. T-Bill
                                    $11,341

Past performance is no guarantee of future results. The performance of Class A or Class C shares will be greater or less than the line shown based on difference in loads and fees paid by the shareholder investing in the different classes. Class A shares were introduced on December 30, 1994; Class B shares were introduced on July 1, 1991; and Class C shares were introduced on February 1, 1993. The Consumer Price Index and the 6-mo. T-Bill are from June 30, 1991. Consumer Price Index is through August 31, 1996.

This chart graphically compares your Fund's performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Capital Preservation and Income Fund Class B

The Fund seeks high income and stability of principal primarily from adjustable-rate mortgage securities. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. 6-month U.S. Treasury Bill (6-mo T-bill)

The total return of 6-month Treasury bill is a recognized benchmark for the performance of short-term obligations. U.S. Treasury securities are guaranteed by the full faith and credit of the United States government and may have different performance than the securities your Fund invests in.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding what the chart means

The chart demonstrates your Fund's performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Keystone Capital Preservation and Income Fund

Limitations of the chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measure is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance can be distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes do not include costs of investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of several measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future returns may be different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

                                 Glossary of
                              Mutual Fund Terms

  MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

  PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

  STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

  BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

  CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

  MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

  NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

  DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

  YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

  TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

  SHORT-TERM--An investment with a maturity of one year or less.

  LONG-TERM--An investment with a maturity of greater than one year.

  AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

  OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

Keystone Capital Preservation and Income Fund

SCHEDULE OF INVESTMENTS--September 30, 1996

                                                  Interest     Maturity     Principal       Market
                                                    Rate         Date         Amount        Value
---------------------------------------------    ----------   ----------    ----------    -----------
ADJUSTABLE RATE MORTGAGE SECURITIES (84.4%)
FHLMC (40.6%)
  FHLMC Pool #605386, Cap 12.89%, Margin
    2.12% + CMT, Resets Annually                    7.77%      09/01/17     $1,642,790   $ 1,708,239
  FHLMC Pool #605343, Cap 13.60%, Margin
    2.13% + CMT, Resets Annually                    7.75       03/01/19      1,842,440     1,904,622
  FHLMC Pool #645062, Cap 14.11%, Margin
    2.31% + CMT, Resets Annually                    7.84       05/01/19        188,456       193,461
  FHLMC Pool #785114, Cap 13.23%, Margin
    2.13% + CMT, Resets Annually                    7.52       07/01/19        175,166       182,446
  FHLMC Pool #865220, Cap 15.05%, Margin
    2.35% + CMT, Resets Annually                    8.35       04/01/20        973,231       998,778
  FHLMC Pool #785147, Cap 12.79%, Margin
    2.02% + CMT, Resets Annually                    7.67       05/01/20         81,119        83,451
  FHLMC Pool #606541, Cap 13.56%, Margin
    2.04% + CMT, Resets Annually                    7.47       03/01/21        771,183       801,429
  FHLMC Pool #845039, Cap 12.50%, Margin
    2.09% + CMT, Resets Annually                    7.68       10/01/21      2,755,886     2,847,175
  FHLMC Pool #606679, Cap 12.07%, Margin
    2.16% + CMT, Resets Annually                    7.80       10/01/21      1,608,729     1,664,278
  FHLMC Pool #845063, Cap 12.05%, Margin
    2.18% + CMT, Resets Annually                    7.78       11/01/21      2,314,655     2,395,668
  FHLMC Pool #845070, Cap 11.84%, Margin
    2.12% + CMT, Resets Annually                    7.67       01/01/22      2,742,414     2,845,255
  FHLMC Pool #845082, Cap 12.34%, Margin
    1.98% + CMT, Resets Annually                    7.46       03/01/22      2,031,491     2,089,897
  FHLMC Pool #607352, Cap 13.62%, Margin
    2.17% + CMT, Resets Annually                    7.65       04/01/22      5,769,042     6,000,554
  FHLMC Pool #846298, Cap 13.04%, Margin
    1.85% + CMT, Resets Annually                    7.17       08/01/22      4,933,484     5,070,697
   -------------------------------------------      ------        ------       ------         -------
TOTAL FHLMC                                                                               28,785,950
   -------------------------------------------      ------        ------       ------         -------
FNMA (43.8%)
  FNMA Pool #094564, Cap 15.86%, Margin 1.98%
    + CMT, Resets Annually                          7.36       01/01/16      1,200,671     1,245,888
  FNMA Pool #092086, Cap 15.47%, Margin 2.08%
    + CMT, Resets Annually                          7.47       10/01/16        582,915       603,043
  FNMA Pool #070033, Cap 14.35%, Margin 1.75%
    + CMT, Resets Annually                          7.50       10/01/17        843,629       870,650
  FNMA Pool #070119, Cap 12.01%, Margin 2.00%
    + CMT, Resets Annually                          7.58       11/01/17      3,662,290     3,795,048
  FNMA Pool #062610, Cap 12.75%, Margin 2.13%
    + CMT, Resets Annually                          7.75       06/01/18        390,517       405,649
  FNMA Pool #090678, Cap 13.14%, Margin 2.18%
    + CMT, Resets Annually                          7.64       09/01/18      2,916,474     3,042,261
  FNMA Pool #114714, Cap 12.62%, Margin 1.75%
    + CMT, Resets Annually                          7.31       03/01/19        351,239       362,106
  FNMA Pool #105007, Cap 13.13%, Margin 2.03%
    + CMT, Resets Annually                          7.57       07/01/19        324,281       333,147
  FNMA Pool #095405, Cap 13.70%, Margin 2.08%
    + CMT, Resets Annually                          7.60       12/01/19      1,729,829     1,788,211
  FNMA Pool #102905, Cap 13.08%, Margin 2.00%
    + CMT, Resets Annually                          7.37       07/01/20        922,118       957,851
  FNMA Pool #124289, Cap 13.44%, Margin 2.01%
    + CMT, Resets Annually                          7.52       09/01/21      8,663,820     9,017,131
  FNMA Pool #124204, Cap 13.60%, Margin 2.01%
    + CMT, Resets Annually                          7.58       01/01/22      1,119,555     1,167,136
  FNMA Pool #124945, Cap 12.73%, Margin 2.11%
    + CMT, Resets Annually                          7.62       01/01/31      2,445,125     2,550,583
  FNMA Pool #238847, Cap 13.33%, Margin 2.32%
    + CMT, Resets Annually                          7.82       06/01/31      4,733,101     4,937,239
   -------------------------------------------      ------        ------       ------         -------
TOTAL FNMA                                                                                31,075,943
   -------------------------------------------      ------        ------       ------         -------
TOTAL ADJUSTABLE RATE MORTGAGE SECURITIES (COST--$59,620,608)                             59,861,893
  ----------------------------------------------------------------------       ------         -------

FIXED RATE MORTGAGE SECURITIES (3.1%)
FHLMC (0.1%)
  FHLMC CMO, Series 11 Class 11C (Est. Mat.
    1998) (b)                                       9.50       04/15/19         32,208        33,245
  FHLMC CMO, Series 41 Class 41E (Est. Mat.
    1996) (b)                                      10.00       08/15/19         37,669        37,539
   -------------------------------------------      ------        ------       ------         -------
TOTAL FHLMC                                                                                   70,784
   -------------------------------------------      ------        ------       ------         -------


PAGE 11

FNMA (3.0%)
  FNMA Pool #100051 (Est. Mat. 1999) (b)            9.50%      04/01/05     $  435,028   $   455,827
  FNMA Pool #002497 (Est. Mat. 2001) (b)           11.00       01/01/16        532,791       588,516
  FNMA Pool #058442 (Est. Mat. 2001) (b)           11.00       01/01/18        980,129     1,081,513
   -------------------------------------------      ------        ------       ------         -------
TOTAL FNMA                                                                                 2,125,856
   -------------------------------------------      ------        ------       ------         -------
TOTAL FIXED RATE MORTGAGE SECURITIES (COST--$2,184,634)                                    2,196,640
  ----------------------------------------------------------------------       ------         -------
U.S. TREASURY NOTES (11.1%)
  U.S. Treasury Notes                               6.13       08/31/98      3,900,000     3,901,209
  U.S. Treasury Notes                               6.00       08/15/99      4,000,000     3,971,880
   -------------------------------------------      ------        ------       ------         -------
TOTAL U.S. TREASURY NOTES (COST--$7,863,492)                                               7,873,089
  ----------------------------------------------------------------------       ------         -------
                                                                             Maturity
                                                                               Value
   -------------------------------------------      ------        ------       ------         -------
REPURCHASE AGREEMENT (0.5%)
  Keystone Joint Repurchase Agreement
    (Investments in repurchase agreements, in
    a joint trading account, purchased
    9/30/96) (Cost--$339,000) (c)                   5.73        10/1/96        339,054       339,000
   -------------------------------------------      ------        ------       ------         -------
TOTAL INVESTMENTS (COST--$70,007,734) (A)                                                 70,270,622
OTHER ASSETS AND LIABILITIES--NET (0.9%)                                                     661,669
   --------------------------------------------------------       ------       ------         -------
NET ASSETS--(100%)                                                                       $70,932,291
   --------------------------------------------------------       ------       ------         -------

(a) The cost of investments for federal income tax purposes is identical to book basis. Gross unrealized appreciation and depreciation of investments, based on identified tax cost at September 30, 1996 are as follows:

    Gross unrealized appreciation      $303,441
    Gross unrealized depreciation       (40,553)
                                      ----------
    Net unrealized appreciation        $262,888
                                      ==========

(b) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at September 30, 1996.

Legend of Portfolio Abbreviations

CMO--Collateralized Mortgage Obligation

CMT--1, 3, or 5 year Constant Maturity Treasury Index

FHLMC--Federal Home Loan Mortgage Corporation

FNMA--Federal National Mortgage Association

See Notes to Financial Statements.

Keystone Capital Preservation and Income Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                                             December 30, 1994
                                                         Year Ended          (Date of Initial
                                                      September 30, 1996    Public Offering) to
                                                            (d)             September 30, 1995
 ====================================================== ==========================================
Net asset value beginning of year                           $9.68                 $9.51
 ------------------------------------------------------ ------------------------------------------
Income from investment operations:
Net investment income                                        0.61                   0.46
Net realized and unrealized gain on investments              0.01                   0.14
 ------------------------------------------------   -------------------     ------------------
Total from investment operations                             0.62                   0.60
 ------------------------------------------------   -------------------     ------------------
Less distributions from:
Net investment income                                       (0.53)                 (0.42)
In excess of net investment income                              0                  (0.01)
Tax basis return of capital                                 (0.03)                     0
 ------------------------------------------------   -------------------     ------------------
Total distributions                                         (0.56)                 (0.43)
 ------------------------------------------------   -------------------     ------------------
Net asset value end of year                                 $9.74                  $9.68
 ================================================   ===================     ==================
Total return (a)                                             6.56%                  6.36%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (b)                                          0.91%                  0.86%(c)
 Total expenses excluding reimbursement                      1.33%                  1.27%(c)
 Net investment income                                       6.31%                  6.37%(c)
Portfolio turnover rate                                        74%                    67%
Net assets end of year (thousands)                        $22,684                $19,293
 ================================================   ===================     ==================

(a) Excluding applicable sales charges.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.90% for the year ended September 30, 1996 and 0.82% (annualized) for the period December 30, 1994 (Date of Initial Public Offering) to September 30, 1995.

(c) Annualized.

(d) Calculation based on average shares outstanding.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                                                                    July 1, 1991
                                                                                                    (Commencement
                                                                                                         of
                                                                                                     Operations)
                                                          Year Ended September 30,                       to
                                                                                                      September
                                         1996 (d)       1995        1994       1993        1992       30, 1991
========================================= ==========  ==========  ========  =========   =========    ============
Net asset value beginning of year          $9.68        $9.62       $9.91       $9.88     $10.06       $10.00
 ------------------------------------    ---------    ---------   -------   --------    --------    -----------
Income from investment operations:
Net investment income                       0.55         0.52        0.47        0.45       0.58         0.18
Net realized and unrealized gain
(loss) on investments                       0.01         0.03       (0.41)      (0.05)     (0.21)        0.06
 ------------------------------------    ---------    ---------   -------   --------    --------    -----------
Total from investment operations            0.56         0.55        0.06        0.40       0.37         0.24
 ------------------------------------    ---------    ---------   -------   --------    --------    -----------
Less distributions from:
Net investment income                      (0.46)       (0.48)      (0.34)      (0.37)     (0.55)       (0.18)
In excess of net investment income             0        (0.01)      (0.01)          0          0            0
Tax basis return of capital                (0.03)           0           0           0          0            0
 ------------------------------------    ---------    ---------   -------   --------    --------    -----------
Total distributions                        (0.49)       (0.49)      (0.35)      (0.37)     (0.55)       (0.18)
 ------------------------------------    ---------    ---------   -------   --------    --------    -----------
Net asset value end of year                $9.75        $9.68       $9.62       $9.91     $ 9.88       $10.06
 ====================================    =========    =========   =======   ========    ========    ===========
Total return (a)                            5.90%        5.81%       0.58%       4.16%      3.71%        2.43%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                             1.63%(b)     1.53%(b)     1.50%      1.50%      1.36%        1.19%(c)
 Total expenses excluding
 reimbursement                              2.09%        2.09%       1.93%       1.94%      2.03%        3.19%(c)
 Net investment income                      5.63%        5.46%       4.05%       4.44%      5.50%        6.42%(c)
Portfolio turnover rate                       74%          67%         34%         60%        41%           2%
Net assets end of year (thousands)       $44,096      $62,998     $95,761    $144,725   $186,742      $25,769
 ====================================    =========    =========   =======   ========    ========    ===========

(a) Excluding applicable sales charges.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.62% and 1.50% for the years ended September 30, 1996 and 1995, respectively.

(c) Annualized.

(d) Calculation based on average shares outstanding.

See Notes to Financial Statements.

Keystone Capital Preservation and Income Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)

                                                                                  February 1, 1993
                                                                                  (Date of Initial
                                                   Year Ended September 30,      Public Offering) to
                                               1996 (d)      1995       1994     September 30, 1993
 ========================================================= =========  =======   =====================
Net asset value beginning of year                $9.67       $9.60      $9.90          $9.82
-------------------------------------------    --------    --------   ------     ------------------
Income from investment operations:
Net investment income                             0.54        0.52       0.40           0.23
Net realized and unrealized gain (loss) on
investments                                       0.02        0.04      (0.35)          0.09
-------------------------------------------    --------    --------   ------     ------------------
Total from investment operations                  0.56        0.56       0.05           0.32
-------------------------------------------    --------    --------   ------     ------------------
Less distributions from:
Net investment income                            (0.46)      (0.48)     (0.34)         (0.24)
In excess of net investment income                   0       (0.01)     (0.01)             0
Tax basis return of capital                      (0.03)          0          0              0
-------------------------------------------    --------    --------   ------     ------------------
Total distributions                              (0.49)      (0.49)     (0.35)         (0.24)
-------------------------------------------    --------    --------   ------     ------------------
Net asset value end of year                      $9.74       $9.67      $9.60          $9.90
===========================================    ========    ========   ======     ==================
Total return (a)                                  5.91%       5.93%      0.48%          3.28%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                                   1.64%(b)    1.53%(b)   1.50%          1.50%(c)
 Total expenses excluding reimbursement           2.09%       2.08%      1.94%          1.67%(c)
 Net investment income                            5.60%       5.51%      4.08%          2.91%(c)
Portfolio turnover rate                             74%         67%        34%            60%
Net assets end of year (thousands)              $4,152      $2,755     $2,874         $2,077
===========================================    ========    ========   ======     ==================

(a) Excluding applicable sales charges.

(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.62% and 1.50% for the years ended September 30, 1996 and 1995, respectively.

(c) Annualized.

(d) Calculations based on average shares outstanding.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996

Assets (Notes 2 and 5)
 Investments at market value (identified cost--
 $70,007,734)                                        $70,270,622
 Cash                                                      1,482
 Receivable for:
  Interest                                               600,975
  Principal paydowns                                     156,891
  Investments sold                                       148,985
  Fund shares sold                                        85,000
 Due from investment adviser                              20,993
 Prepaid expenses and other assets                         3,487
 ------------------------------------------------   -------------
   Total assets                                       71,288,435
 ------------------------------------------------   -------------
Liabilities (Notes 2, 4 and 5)
 Payable for:
  Distributions to shareholders                          305,954
  Distribution fees                                        3,916
 Due to related parties                                    2,782
 Other accrued expenses                                   43,492
 ------------------------------------------------   -------------
   Total liabilities                                     356,144
 ------------------------------------------------   -------------
Net assets                                           $70,932,291
 ================================================   =============
Net assets represented by (Note 2)
 Paid-in capital                                     $78,124,462
 Accumulated distributions in excess of net
 investment income                                      (305,808)
 Accumulated net realized loss on investments         (7,149,251)
 Net unrealized appreciation on investments              262,888
 ------------------------------------------------   -------------
   Total net assets                                  $70,932,291
 ================================================   =============
Net asset value (Note 2)
 Class A
  Net assets of $22,684,306 / 2,328,385
  shares outstanding                                       $9.74
  Offering price per share ($9.74 / 0.97)
  (based on a sales charge of 3.00% of the
  offering price at September 30, 1996)                   $10.04
 Class B
  Net assets of $44,096,180 / 4,522,486
  shares outstanding                                       $9.75
 Class C
  Net assets of $4,151,805 / 426,166
  shares outstanding                                       $9.74
 ================================================   =============


See Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended September 30, 1996

Investment income
 Interest                                                 $5,536,633
----------------------------------------     ---------  ------------
Expenses (Notes 4 and 5)
 Management fee                            $  493,147
 Distribution Plan expenses                   610,933
 Transfer agent fees                          139,248
 Accounting, auditing and legal fees           62,134
 Custodian fees                                57,386
 Registration fees                             45,925
 Amortization of organization expenses          3,896
 Other                                         34,903
 Reimbursement from investment   adviser     (341,016)
----------------------------------------     ---------  ------------
   Total expenses                           1,106,556
   Less: Expenses paid indirectly
    (Note 6)                                  (12,182)
----------------------------------------     ---------  ------------
 Net expenses                                              1,094,374
----------------------------------------     ---------  ------------
 Net investment income                                     4,442,259
----------------------------------------     ---------  ------------
Net realized and unrealized loss on investments (Note 3)
 Net realized loss on investments                           (549,777)
 Net change in unrealized   appreciation
(depreciation)
  on investments                                             648,310
----------------------------------------     ---------  ------------
 Net realized and unrealized gain
  on investments                                              98,533
----------------------------------------     ---------  ------------
 Net increase in net assets resulting
  from operations                                         $4,540,792
========================================     =========  ============

Keystone Capital Preservation and Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Year Ended September 30,
                                                                                    1996             1995
----------------------------------------------------------------------------    ------------    --------------
Operations
Net investment income                                                           $  4,442,259     $  5,308,068
Net realized loss on investments                                                    (549,777)      (1,162,200)
Net change in unrealized appreciation (depreciation) on investments                  648,310        1,169,382
----------------------------------------------------------------------------    ------------    --------------
 Net increase in net assets resulting from operations                              4,540,792        5,315,250
----------------------------------------------------------------------------    ------------    --------------
Distributions to shareholders from (Note 1) Net investment income:
 Class A                                                                          (1,089,444)        (909,585)
 Class B                                                                          (2,568,398)      (3,706,229)
 Class C                                                                            (147,748)        (143,406)
In excess of net investment income:
 Class A                                                                                   0          (26,148)
 Class B                                                                                   0         (106,543)
 Class C                                                                                   0           (4,122)
Tax basis return of capital:
 Class A                                                                             (52,292)               0
 Class B                                                                            (123,279)               0
 Class C                                                                              (7,092)               0
----------------------------------------------------------------------------    ------------    --------------
 Total distributions to shareholders                                              (3,988,253)      (4,896,033)
----------------------------------------------------------------------------    ------------    --------------
Capital share transactions (Note 2)
Shares issued in connection with the acquisition of Keystone America Capital
Preservation and Income Fund-Class A (Note 7)                                              0       23,825,980
Proceeds from shares sold:
 Class A                                                                           7,859,112          699,481
 Class B                                                                           2,742,007       26,668,622
 Class C                                                                           2,090,764        1,440,686
Payments from shares redeemed:
 Class A                                                                          (5,471,951)      (6,023,682)
 Class B                                                                         (23,865,587)     (62,204,625)
 Class C                                                                            (844,271)      (1,696,123)
Net asset value of shares issued in reinvestment of dividends and distributions:
 Class A                                                                             865,840          689,075
 Class B                                                                           1,829,883        2,480,740
 Class C                                                                             127,771          111,984
----------------------------------------------------------------------------    ------------    --------------
Net decrease in net assets resulting from capital share transactions             (14,666,432)     (14,007,862)
----------------------------------------------------------------------------    ------------    --------------
  Total decrease in net assets                                                   (14,113,893)     (13,588,645)
----------------------------------------------------------------------------    ------------    --------------
Net assets
Beginning of year                                                                 85,046,184       98,634,829
----------------------------------------------------------------------------    ------------    --------------
End of year [including accumulated distributions in excess of net investment
income as follows: 1996--($305,808) and 1995--($415,117)] (Note 1)              $ 70,932,291     $ 85,046,184
============================================================================    ============    ==============

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Capital Preservation and Income Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is to seek a high level of current income consistent with low volatility of principal. The Fund pursues its investment objective primarily by investing in adjustable-rate mortgage securities.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

Keystone Capital Preservation and Income Fund

D. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts.

E. Organization Expenses

The Fund's organization expenses were amortized to operations over a five-year period on a straight-line basis. As of September 30, 1996, all organization costs have been fully amortized.

F. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

G. Distributions

The Fund declares dividends from net investment income daily and distributes such dividend monthly and declares and distributes net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses) on mortgage-backed securities.

H. Class Allocations

Class A shares are offered at a public offering price which includes a maximum sales charge of 3% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after June 1, 1995 that have been outstanding for six years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 retain their existing conversion or exchange rights. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

(2.) Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:

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PAGE 19

                                                 December 30, 1994
                               Year Ended         (Date of Initial
                             September 30,       Public Offering) to
                                  1996           September 30, 1995
------------------------   -----------------     --------------------
Class A
Shares issued in
  connection with
  acquisition of
  Keystone America
  Capital Preservation
  Income Fund (Note 7)                  0             2,506,041
Shares sold                       808,295                72,460
Shares redeemed                  (563,085)             (656,221)
Shares issued in
  reinvestment of
  dividends and
  distributions                    89,475                71,420
------------------------     ---------------       ------------------
Net increase                      334,685             1,993,700
========================     ===============       ==================
                                     Year Ended September 30,
                                     1996                  1995
------------------------     ---------------       ------------------
Class B
Shares sold                       282,004             2,758,618
Shares redeemed                (2,455,640)           (6,464,191)
Shares issued in
  reinvestment of
  dividends and
  distributions                   187,040               257,649
------------------------     ---------------       ------------------
Net decrease                   (1,986,596)           (3,447,924)
========================     ===============       ==================
Class C
Shares sold                       215,390               150,700
Shares redeemed                   (86,982)             (176,498)
Shares issued in
  reinvestment of
  dividends and
  distributions                    12,718                11,638
------------------------     ---------------       ------------------
Net increase (decrease)           141,126               (14,160)
========================     ===============       ==================

(3.) Securities Transactions

Cost of purchases and proceeds from sales of U.S. government securities (excluding short-term securities) for the year ended September 30, 1996 were $55,312,540 and $68,420,761, respectively.

  The average daily balance of reverse repurchase agreements outstanding during the year ended September 30, 1996 was $1,281,151 at a weighted average interest rate of 5.36%. The maximum amount of reverse repurchase agreements at one time during the year was $3,498,640 (including accrued interest).

  As of September 30, 1996, the Fund has a capital loss carryover for federal income tax purposes of approximately $7,121,000 which expires as follows:
$59,000--1999, $34,000--2000, $5,935,000--2001, $197,000--2002, $642,000--2003
and $254,000--2004.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts which are calculated and paid daily.

  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the year ended September 30, 1996, the Fund paid $46,809 to KIDC under the Class A Distribution Plan.

  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% of the average daily net assets

Keystone Capital Preservation and Income Fund

of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

  During the year ended September 30, 1996, under the Class B Distribution Plans, the Fund paid or accrued $520,801 for Class B shares purchased on or before June 1, 1995 and $12,568 for Class B shares purchased after June 1, 1995. The Fund paid $30,755 under the Class C Distribution Plan.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan and subject to the discretion of the Independent Trustees, payments to KIDC may continue as compensation for services which had been earned while the Distribution Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

  At September 30, 1996, total unpaid distribution costs were $8,838,066 for Class B shares purchased before June 1, 1995 and $93,772 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $520,103 at September 30, 1996.

  Contingent deferred sales charges paid by redeeming shareholders are paid to KIDC.

(5.) Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Management and Advisory Agreement between Keystone and the Fund, Keystone provides investment management and administrative services to the Fund. In return, Keystone is paid a management fee, computed and paid daily, at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.

  Keystone has voluntarily limited the expenses of Class A shares to 0.90% of its average daily net assets. Effective December 1, 1995, Keystone limited the expenses of Class B and C to 1.65% of the average daily net assets of each respective class. Prior to December 1, 1995, the expenses of Class B and C were limited to 1.50% of the average daily net assets of each respective class. For the year ended September 30, 1996, Keystone reimbursed the Fund $341,016.

  During the year ended September 30, 1996, the Fund paid or accrued $24,176 to Keystone for certain accounting services. The Fund paid or accrued $139,248 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently the Independent Trustees of the Fund receive no compensation for their services.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended September 30, 1996, the Fund incurred total custody fees of $57,386 and received a credit of $12,182 pursuant to this expense offset arrangement, resulting in a net custody expense of $45,204. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Fund Reorganization

On December 30, 1994, the Fund acquired the net assets of Keystone America Capital Preservation and Income Fund in exchange for Class A Shares of the Fund pursuant to a plan of reorganization approved by the shareholders of Keystone America Capital Preservation and Income Fund. The acquisition was accomplished by a tax-free exchange of 2,506,041 shares of the Fund for the net assets of Keystone America Capital Preservation and Income Fund. The net assets of Keystone America Capital Preservation and Income Fund on that date, including $301,751 of unrealized depreciation on investments, were combined with the Fund. The aggregate net assets of the Fund and Keystone America Capital Preservation and Income Fund immediately before the acquisition were $91,920,877 and $23,825,980, respectively. The net assets of the Fund immediately after the acquisition were $115,746,857.

(8.) Agreement and Plan of Acquisition

On September 6, 1996, KII entered into an Agreement and Plan of Acquisition and Merger with First Union Corporation ("First Union") and First Union National Bank of North Carolina ("FUNB-NC") and certain other parties pursuant to which KII will be merged with and into a wholly-owned subsidiary of FUNB-NC. Subject to the receipt of required regulatory and shareholder approvals, the proposed merger is expected to take place in December 1996.

Keystone Capital Preservation and Income Fund

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Capital Preservation and Income Fund

We have audited the accompanying statement of assets and liabilities of Keystone Capital Preservation and Income Fund, including the schedule of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the year ended September 30, 1996 and the period from December 30, 1994 (Date of Initial Public Offering) to September 30, 1995 for Class A shares; for each of the years in the five-year period ended September 30, 1996, and for the period from July 1, 1991 (Commencement of Operations) to September 30, 1991 for Class B shares and for each of the years in the three-year period ended September 30, 1996, and for the period from February 1, 1993 (Date of Initial Public Offering) to September 30, 1993 for Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Capital Preservation and Income Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP
Boston, Massachusetts
November 1, 1996

FEDERAL TAX STATUS-FISCAL 1996 DISTRIBUTIONS (Unaudited)

The per share distributions paid to you for fiscal 1996, whether taken in shares or cash, are as follows:


                    Income         Tax Basis
                  Dividends    Return of Capital
Class A Shares       0.53             0.03
--------------     ---------    -----------------
Class B Shares       0.46             0.03
--------------     ---------    -----------------
Class C Shares       0.46             0.03
--------------     ---------    -----------------

In January 1997 complete information on calendar year 1996 distributions will be forwarded to you to assist in completing your 1996 federal income tax return.

[wraparound cover]

                                KEYSTONE AMERICA
                                FAMILY OF FUNDS



                                    [DIAMOND]

                                Balanced Fund II
                        California Insured Tax Free Fund
                      Capital Preservation and Income Fund
                             Florida Tax Free Fund
                             Fund for Total Return
                              Fund of the Americas
                           Global Opportunities Fund
                       Global Resources & Development Fund
                           Government Securities Fund
                      Hartwell Emerging Growth Fund, Inc.
                          Intermediate Term Bond Fund
                           Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                             Strategic Income Fund
                              Tax Free Income Fund
                                World Bond Fund
                         -------------------------------


This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.



[KEYSTONE LOGO]       KEYSTONE
                      INVESTMENTS

                      P.O. Box 2121
                      Boston, Massachusetts 02106-2121




CPI-R-11/96
5.3M                                                [RECYCLE LOGO]



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                                 K E Y S T O N E





                                    [GRAPHIC
                                       OF
                                   MOUNTAINS]


                                     CAPITAL
                                PRESERVATION AND
                                   INCOME FUND

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                                 [KEYSTONE LOGO]

                                  ANNUAL REPORT
                               SEPTEMBER 30, 1996